Ivy Funds Variable Insurance Portfolios

Supplement dated May 26, 2015 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2015

The following replaces the “More about the Portfolios — Defining Risks — Private Placements and Other Restricted Securities Risk” section:

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. A Portfolio could find it difficult to sell privately placed securities and other restricted securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of a Portfolio.

The following is inserted as a new paragraph immediately following the “More about the Portfolios — Defining Risks — Private Placements and Other Restricted Securities Risk” section:

Real Estate Industry Risk — Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

Supplement	Prospectus	1